March 30, 2017

Global Payments Inc.
10 Glenlake Parkway, NE
Atlanta, Georgia 30328-3473

Re:
Third Amendment to Second Amended and Restated Credit Agreement, dated as of July 31, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”) among Global Payments Inc., a Georgia corporation (the “Company”), the other borrowers party thereto (together with the Company, the “Borrowers” and each a “Borrower”), the Guarantors party thereto, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to the Credit Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

The Company and the Administrative Agent The parties hereto agree that the reference to “March 30, 2017” in Section 2.07(f) of the Credit Agreement is hereby amended to be “March 31, 2017”.

The Credit Agreement remains in full force and effect as modified to the extent set forth herein. This letter agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of this letter by facsimile or other secure electronic format (.pdf) shall be effective as an original. This letter agreement shall be effective upon receipt by the Administrative Agent of counterparts of this letter agreement executed by the Credit Parties. This letter agreement is a Loan Document.

This letter shall be governed by and construed in accordance with the laws of the State of New York.

[signature pages follow].

Very truly yours, BANK OF AMERICA, N.A., as Administrative Agent By: /S/ Angela Larkin Name: Angela Larkin Title: Assistant Vice President

THIRD AMENDMENT
GLOBAL PAYMENTS, INC.

Accepted and Agreed to:

BORROWERS:
GLOBAL PAYMENTS INC., a Georgia corporation By: /S/ David L. Green Name: David L. Green Title: EVP, General Counsel & Secretary
GLOBAL PAYMENTS DIRECT, INC., a New York corporation By: /S/ David L. Green Name: David L. Green Title: Secretary
GLOBAL PAYMENTS UK LTD., an English company governed by the Laws of England and Wales By: /S/ David L. Green Name: David L. Green Title: Director

GLOBAL PAYMENTS ACQUISITION
CORPORATION 2,
a Luxembourg société à responsabilité limitée, having its registered office at 6C, rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, and registered with the R.C.S. Luxembourg under number B 139.629
By:     /S/ David L. Green
Name:     David L. Green
Title:    Type A Manager

GLOBAL PAYMENTS ACQUISITION PS 1 - GLOBAL PAYMENTS DIRECT,
a Luxembourg société en nom collectif, having its registered office at 6C, rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, and registered with the R.C.S. Luxembourg under number B 139.804
By:    Global Payments Direct, Inc., its Manager
By:     /S/ David L. Green
Name:     David L. Green
Title:     Secretary

THIRD AMENDMENT
GLOBAL PAYMENTS, INC.

GLOBAL PAYMENTS ACQUISITION PS 2 C.V.,
a Netherlands limited partnership
By:     Global Payments Direct., Inc., acting in its capacity as general partner of Global Payments Acquisition PS 1 C.V., in its turn representing Global Payments Acquisition PS 1 - Global Payments Direct S.e.n.c., in its turn acting in its capacity as general partner on behalf and for the benefit of Global Payments Acquisition PS 2 C.V.
By:     /S/ David L. Green
Name:     David L. Green
Title:    Authorised Signatory

THIRD AMENDMENT
GLOBAL PAYMENTS, INC.

GUARANTORS:
GLOBAL PAYMENTS DIRECT, INC., a New York corporation By: /S/ David L. Green Name: David L. Green Title: Secretary
GLOBAL PAYMENT HOLDING COMPANY, a Delaware corporation By: /S/ David L. Green Name: David L. Green Title: Secretary
Global Payments CHECK SERVICES, Inc., an Illinois corporation By: /S/ David L. Green Name: David L. Green Title: Authorized Signatory
Global Payments GAMING SERVICES, Inc., an Illinois corporation By: /S/ David L. Green Name: David L. Green Title: Authorized Signatory
GLOBAL PAYMENTS CHECK RECOVERY SERVICES, INC., a Georgia corporation By: /S/ David L. Green Name: David L. Green Title: Authorized Signatory
GLOBAL PAYMENTS GAMING INTERNATIONAL, INC., a Georgia corporation By: /S/ David L. Green Name: David L. Green Title: Authorized Signatory
DEBITEK, INC., a Delaware corporation By: /S/ David L. Green Name: David L. Green Title: Secretary

THIRD AMENDMENT
GLOBAL PAYMENTS, INC.

DIGITAL DINING, LLC, a Delaware limited liability company By: /S/ David L. Green Name: David L. Green Title: Secretary
DINERWARE, LLC, a Delaware limited liability company By: /S/ David L. Green Name: David L. Green Title: Secretary
GP FINANCE, INC., a Delaware corporation By: /S/ David L. Green Name: David L. Green Title: Secretary
GREATER GIVING, INC., a Delaware corporation By: /S/ David L. Green Name: David L. Green Title: Secretary
HEARTLAND ACQUISITION, LLC, a Delaware limited liability company By: /S/ David L. Green Name: David L. Green Title: Secretary
HEARTLAND COMMERCE, INC., a Delaware corporation By: /S/ David L. Green Name: David L. Green Title: Secretary
HEARTLAND PAYMENT SOLUTIONS, INC., a Delaware corporation By: /S/ David L. Green Name: David L. Green Title: Secretary

THIRD AMENDMENT
GLOBAL PAYMENTS, INC.

HEARTLAND PAYMENT SYSTEMS, LLC, a Delaware limited liability company By: /S/ David L. Green Name: David L. Green Title: Secretary
HEARTLAND PAYROLL SOLUTIONS, INC., a Delaware corporation By: /S/ David L. Green Name: David L. Green Title: Secretary
OPENEDGE PAYMENTS LLC, a Delaware limited liability company By: /S/ David L. Green Name: David L. Green Title: Secretary
PAYPROS LLC, a Delaware limited liability company By: /S/ David L. Green Name: David L. Green Title: Secretary
PAYROLL 1, INC., a Michigan corporation By: /S/ David L. Green Name: David L. Green Title: Secretary
PCAMERICA, LLC, a Delaware limited liability company By: /S/ David L. Green Name: David L. Green Title: Secretary
TOUCHNET INFORMATION SYSTEMS, INC., a Kansas corporation By: /S/ David L. Green Name: David L. Green Title: Secretary

THIRD AMENDMENT
GLOBAL PAYMENTS, INC.

XPIENT, LLC, a Delaware limited liability company By: /S/ David L. Green Name: David L. Green Title: Secretary
EDUCATIONAL COMPUTER SYSTEMS, INC., a Pennsylvania corporation By: /S/ David L. Green Name: David L. Green Title: Authorized Signatory

THIRD AMENDMENT
GLOBAL PAYMENTS, INC.